EXHIBIT 32.2

Certification Required by 18 U.S.C. Section 1350
(as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, Anthony M. Puleo, Chief Financial Officer of Bluegreen Corporation (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that:

(1)

the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2011 (the “Report”), filed with the U.S. Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/S/ ANTHONY M. PULEO

Anthony M. Puleo
Senior Vice President,
Chief Financial Officer and Treasurer

Date: May 13, 2011

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